UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                  FORM 8-K/A-2
                          AMENDMENT NO. 2 TO FORM 8-K
                             FILED OCTOBER 14, 2004

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 OCTOBER 8, 2004

                              DGSE Companies, Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     NEVADA
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                   1-11048                     88-0097334
           (COMMISSION FILE NUMBER) (IRS EMPLOYER IDENTIFICATION NO.)

                                2817 FOREST LANE
                               DALLAS, TEXAS 75234
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE, INCLUDING ZIP CODE)

                                 (972) 484-3662
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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[_]  Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS


CF & Co., L.L.P., the Registrant's former principal auditors, were notified of their dismissal on October 8, 2004 rather than October 5, 2004 as previously incorrectly reported. The decision to dismiss CF & Co., L.L.P. was recommended and approved by the audit committee and board of directors of the Registrant. During neither of the past two fiscal years did CF & Co., L.L.P.'s reports on the financial statements of the Registrant contain an adverse opinion or disclaimer of opinion and their reports were not qualified or modified as to uncertainty, audit scope, or accounting principles.

This Form 8-K/A-2 amends the Form 8-K filed on October 14, 2004 to reflect among other matters the following disagreements between management and the former accountants, which if not resolved to their satisfaction, would have caused them to make reference to the subject matter of the disagreements in connection with their audit report for the Registrant's fiscal year ended December 31, 2003.



         1) At December 31, 2003, the unrealized losses incurred in the Company's marketable securities had been significant for several years and the former accountant's research and analysis regarding the investments did not reveal a near-term recovery of values. The former accountants concluded that the Company should write-down certain of its marketable securities to fair value in the Company's statement of operations for the year ended December 31, 2003. Management of the Company disagreed that the loss resulting from write-down of marketable securities should be taken through the Company's statement of operations. The Registrant's former accountants concluded that there was no objective evidence as required by professional standards to support management's assertion that the recovery of value would occur in the near term. This disagreement was ultimately resolved to the satisfaction of the former accountants when management of the Company agreed to the proposed write-down through the Company's statement of operations as an other than temporary decline in fair value.

         2) A second disagreement arose when management proposed that the write-down described above should be disclosed as a loss from discontinued operations. Management took the position that the loss was a loss related to the activities of one of the Company's subsidiaries, DLS Financial Services, Inc. DLS had been inactive for several years. The former accountants disagreed with management's position for several reasons. The securities in question had been reported in prior years for financial accounting purposes as "available-for-sale" rather than as "trading securities." This financial statement


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                  reporting of these securities  evidenced an intent on the part of management to segregate the securities from the operations of the Company. Furthermore, the extended duration of the holding was further evidence that the securities were not "operational" in nature. The former accountants interpreted professional standards to require that discontinued operations be an "operating segment." CF & Co., L.L.P. expressed the view that to reflect the loss as an operating activity during the year ended December 31, 2003 could be misleading. Furthermore, CF & Co., L.L.P. expressed the view to management that to make such a change in accounting after the end of the year ended December 31, 2003 could be improper. The matter was resolved to the satisfaction of our former accountants when management agreed that the write-down should not be disclosed as a loss from discontinued operations.

In connection with their audit of the Registrant's consolidated financial statements for the year ended December 31, 2003 CF & Co., L.L.P. identified and discussed with management and disclosed in writing to the audit committee certain deficiencies in the design or operation of the Registrant's internal accounting controls that CF & Co., L.L.P. considered to be "reportable conditions" under standards established by the American Institute of Certified Public Accountants. Such "reportable conditions" included: safekeeping of investment securities owned by Registrant; formal documentation of investment expectations and goals for securities "available for sale" by the Registrant; evaluation of potential conflicts of interest by members of the audit committee and/or Board of Directors related to independence; revising procedures for "layaway" items; making the audit committee active, independent and effective and documenting these activities; establishing policies and procedures for payment of taxes when due and compliance with loan agreements; completing cancellation of stock of the Registrant owned by it; compliance with new NASDAQ corporate governance rules that Registrant will become subject to; review of the adequacy of disclosures regarding the independence of the audit committee financial expert; and compliance with Section 404(a) of the Sarbanes-Oxley Act of 2002, which the Registrant will become subject to, relating to management's assessment of the effectiveness of its internal control over financial reporting and the auditor's related attestation to management's assessment.

         The Registrant has addressed all of the matters raised above and is working diligently to prepare its internal control systems for compliance with
Section 404 of the Sarbanes-Oxley Act of 2002 in areas for which it will become subject to in the near future; however the Registrant has not communicated to its former accountants the manner in which it has addressed these matters.

         CF & Co., L.L.P. in a letter to the Registrant's audit committee dated September 13, 2004 identified what it characterized as discrepancies in disclosures in the Registrant's May 5, 2004 Proxy Statement relating to the payment of audit and tax preparation fees to CF & Co., L.L.P. The Registrant has consulted with its legal counsel and determined that there was no discrepancy in its disclosure of audit and tax preparation fees in its May 5, 2004 Proxy Statement.

The registrant has authorized CF & Co., L.L.P. , as its former accountants, to respond fully to the inquires of the firm that it has designated to be its successor accountants. In addition, the Registrant has directed its successor auditors to communicate with CF & Co., L.L.P. as predecessor auditors.

The Registrant has provided CF & Co., L.L.P., a copy of this disclosure and has requested that CF & Co., L.L.P. furnish it with a letter addressed to the U.S. Securities Exchange Commission commenting on their review of the disclosures in this 8-K/A-2.






Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.


         (C)      Exhibit No 16.3
                  Letter - CF & Co.,L.L.P. dated November 1, 2004




                                    SIGNATURE

In accordance with section 13 and 15(d) of the Securities Exchange Act of 1934, the Registrant has dully caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            DGSE Companies, Inc.

                                             /s/ John Benson
                                            ------------------------------------
                                            John Benson
                                            Director and Chief Financial Officer

Dated: November 1, 2004